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                                                                    EXHIBIT 99.2

                            STOCK PURCHASE AGREEMENT

Stock Purchase Agreement entered into between:

Vendor S.A. de C.V. (hereinafter referred to as "SELLER"), as seller, represented by Messrs. Gerardo Candano Conesa and Hugo Chapa Gamboa;

Outdoor Systems Mexico, S.A. de C.V. (hereinafter referred to as "BUYER"), as buyer, represented by Mr. Luis A. Duarte Coppel;

pursuant to the following Declarations and Clauses:


                                  DECLARATIONS

I.  Seller declares through its representatives that:

                  a. It was originally incorporated under the corporate name of Pinturas y Decoraciones, S.A. pursuant to the laws of the United Mexican States (hereinafter referred to as "MEXICO"), as evidenced in public instrument number 10,737, dated October 27, 1937, granted before Mr. Rogelio R. Pacheco, then Notary Public number 18 of the Federal District, which first notarial copy was recorded in the Public Registry of Commerce of said city, under number 476, page 207, volume 102 of the Third Book, on November 19, 1937.

                  b. It is the registered owner of 997 (nine hundred and ninety seven) Series "A" shares and 49,000 (forty nine thousand) Series "B" shares (hereinafter collectively referred to as the "SHARES") which represent 99.99% (ninety nine point ninety nine percent) of the capital stock of Servicios Administrativos America, S.A. de C.V. (hereinafter referred to as the "COMPANY"), a corporation organized and in operation under the laws of Mexico.

                  c. The Shares have been validly issued, are fully paid and authorized and free of any and all liens and encumbrances, and there is no prohibition or legal or contractual restriction on the sale of the Shares pursuant to this Agreement or on the exercise by Buyer of the rights derived therefrom.

                  d. The Company is the legitimate and sole owner of all the assets (hereinafter referred to as the "ASSETS") used in the operation of its business, including but not limited to: (i) cash, investments and account receivables as described
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in the Financial Statements (as defined herein below); (ii) goods, office furniture, computers, stationary, vehicles, materials and other tangible assets as described in the document attached to this Agreement as EXHIBIT "I.D.(A)"; and (iii) intangible assets, licenses, operation permits and intellectual property rights as described in the document attached to this Agreement as EXHIBIT "I.D.(B)".

                  e. The Assets are free of all kinds of liens, pledges, mortgages or encumbrances, therefore, same are not securing the payment of any kind of mercantile, civil, labor or tax obligations.

                  f. Except as described in the document attached to this Agreement as EXHIBIT "I.F.", Seller has no knowledge of any kind of litigation, lawsuit, claim, procedure, action, dispute or investigation in process or to be filed in connection with the Company, the Shares or the Assets.

                  g. The document attached to this Agreement as EXHIBIT "I.G." lists all material agreements entered into by the Company. Except for the agreements listed in EXHIBIT "I.G", the Company is not a party to any other material contract or agreement that is not in line with its ordinary course of business. The Company has not agreed to any modifications to the agreements listed in EXHIBIT "I.G.", which have or may have a material adverse effect over its Assets. The Company is not in default of its obligations under any material agreement, covenant or contract which default may have a materially adverse effect over the Company's financial condition.

                  h. The name of each Bank or depository in which the Company maintains any savings and bank accounts, trust accounts or safety deposit boxes, and the name of all persons authorized to draw thereon or have access thereto are listed in EXHIBIT "I.H." attached to this Agreement.

                  i. The audited financial statements of the Company as of December 31, 1997 attached to this Agreement as EXHIBIT "I.I.(A)" as well as the proforma financial statements of the Company as of June 30, 1998 attached to this agreement as EXHIBIT "I.I.(B)" (hereinafter collectively referred to as the "FINANCIAL STATEMENTS") accurately represent the financial position and the value of the Assets and liabilities of the Company as of the date thereof.

                  j. As from the date of the Financial Statements until the date hereof, there have been no changes in the

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financial conditions, business, net worth, Assets, obligations or liabilities
(fixed or contingent) of the Company, which have had or may have a materially adverse financial effect on the business, Assets, financial condition or operations of the Company, and there has been no occurrence or circumstance which might reasonably be expected to result in any such adverse financial effect after the date of this Agreement. Since the date of the Financial Statements to the date of execution hereof the business of the Company has been conducted only in the ordinary and usual course of business and no event or transaction (other than as provided herein) has occurred or been entered into outside the ordinary course of business.

                  k. Except as described in the document attached to this Agreement as EXHIBIT "I.K.(A)", as of the date hereof, the Company has prepared and filed as provided by law, with all appropriate governmental authorities, including tax, customs, social security, national housing fund (Infonavit), retirement savings fund and other pertinent authorities, all returns and other returns required to be filed, and has paid or accrued in full all taxes, contributions, duties, interests, penalties or assessments (hereinafter collectively referred to as "TAXES") due to, or claimed to be so due by any such authorities. Except as described in the document attached to this Agreement as EXHIBIT "I.K.(B)", the Company is not a party to any pending action or proceeding, nor it has been notified that any such action or proceeding is threatened by any governmental authority for the assessment or collection of any Taxes, and no claim for assessment or collection of any Taxes has been asserted against the Company.

                  l. As of the date of this Agreement and not taking into consideration the employer's substitution referred to in Recital N. herein below, the Company employs: (i) 300 union workers (hereinafter referred to as the "UNION WORKERS") who have the rights and are granted the fringe benefits referred to in the bargaining agreements entered into with the respective unions from the cities in which the Company has an office as described in the document attached to this Agreement as EXHIBIT "I.L." and (ii) 211 non-union employees (hereinafter referred to as the "NON-UNION EMPLOYEES" and, together with the Union Workers, the "EMPLOYEES"), which have the rights and are granted the fringe benefits referred to in the individual employment agreements entered into with each of such Non-union Employees.

                  m. Except for as described in EXHIBIT "I.M." attached to this Agreement, the wages and other fringe

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benefits of the Employees have not been modified since April 1, 1998.

                  n. On the date hereof, the Company as substitute employer entered into with MM Billboard, S.A. de C.V., as substituted employer, an employer substitution agreement (hereinafter referred to as the "EMPLOYER SUBSTITUTION AGREEMENT") in connection with the Union Employees and the Non-union Employees of MM Billboard, S.A. de C.V., a copy of which is attached to this Agreement as EXHIBIT "I.N.".

                  o. On the date hereof, the Company and Vendor, S.A. de C.V. entered into a Termination Agreement of the Administrative Services Agreement dated February 4, 1989.

                  p. The entering into this Agreement does not constitute any violation of Seller's charter and bylaws, nor any other agreement or obligation assumed by Seller, and the entering into of this Agreement and the sale of the Shares will not cause the breach or early termination of any obligation of Seller, or will give right to any third party to claim a breach or early termination of said agreements and obligations.

                  q. It has obtained the corporate authorizations needed to enter into this Agreement, which authorizations have not been revoked nor restricted in any manner whatsoever.

                  r. Its representatives have sufficient authority to bind it pursuant to this Agreement as evidenced in public instrument number 50,460, dated June 19, 1998, granted before Rafael Manuel Oliveros Lara, Notary Public number 45 of the Federal District, which authority has not been revoked, limited or modified in any manner whatsoever.

                  II. Buyer declares through its representative that:

                  a. It is a corporation duly incorporated pursuant to the laws of the Mexico, as evidenced in public instrument number 48,476, dated May 28, 1998, granted before Mr. F. Javier Gutierrez Silva, Notary Public number 147 of the Federal District, which first notarial copy is pending registration in the Public Registry of Commerce of said city by reasons of its recent incorporation.

                  b. It has the corporate authorizations needed to enter into this Agreement, which authorization have not been revoked nor restricted in any manner whatsoever.

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                  c. Its representative has sufficient authority to bind it
pursuant to this Agreement as evidenced in the public instrument referred to in Buyer's Declaration II.A., which authority has not been revoked or limited in any manner whatsoever.

                  In view of the foregoing Declarations, the parties agree on the following:


                                     CLAUSES

                  FIRST. STOCK PURCHASE. Seller will sell the Shares to Buyer on the Closing Date (as defined herein below), and Buyer will purchase the Shares, on the understanding that the Shares are transferred to Buyer with everything that by fact and by right corresponds free of all kinds of liens and encumbrances. Seller will deliver to Buyer on the Payment Date (as defined herein below) the share certificates representing the Shares, duly endorsed in property in favor of Buyer.

                  For the purposes of this Agreement, the terms "CLOSING DATE" and "PAYMENT DATE" will have the same meaning as described in the Asset Purchase and Assignment Agreement dated June 4, 1998, entered into among Seller, Buyer, Outdoor Systems, Inc., Promoindustrias Metropolitanas, S.A. de C.V., Televisa, S.A. de C.V. and Mr. Francisco A. Gonzalez Sanchez.

                  SECOND. PRICE. The total price in which Seller sells and Buyer purchases the Shares (hereinafter referred to as the "PRICE"), is the amount of US$42,591 (Forty Two Thousand Five Hundred and Ninety One Dollars 00/100 U.S. Currency), equivalent to Ps$382,018.29 (Three Hundred and Eighty Two Thousand Eighteen Pesos 29/100 Mexican Currency), at a conventional exchange rate of Ps$8.9684 (Eight Pesos 9684/100 Mexican Currency) per US$1 (One Dollar 00/100 U.S. Currency).

                  THIRD. FORM OF PAYMENT. The Price will be paid by Buyer on the Payment Date, in Dollars, currency of the United Sates of America, in one installment, by means of a wire transfer for the total amount, in immediately available funds to Seller's account previously notified to Buyer in the City of New York, United States of America.

                  FOURTH. DELIVERY OF DOCUMENTS. Seller will deliver and transfer to Buyer on the Payment Date, all books, records and documents related to the Company, including (i) all computerized records and other computerized media storage and the software used in connection therewith; (ii) all technical

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and contractual documentation relating to the Assets; and (iii) all agreements, contracts, documents and records relating to sales, purchase of materials, supplies and services, dealings with suppliers, customers and distributors, and all other existing documents and records related to the Company's business.

                  FIFTH. INDEMNIFICATION. (A) Seller agrees to indemnify Buyer in case of eviction (saneamiento par el caso de eviccion) in connection with the Shares pursuant to the applicable laws and agrees to hold Buyer harmless of any and all kinds of claims, lawsuits, costs, expenses (including reasonable attorneys' fees), damages and/or consequential damages arising from or as a consequence of same.

                  (B) Seller shall indemnify and hold Buyer harmless of any and all kinds of claims, lawsuits, costs, expenses (including reasonable attorneys' fees), damages and/or consequential damages arising from any act occurred before the date of this Agreement in connection with: (i) any kind of liabilities of the Company, whether absolute, fixed, contingent or otherwise, which are not fully reflected in the Financial Statements, including without limitation, taxes, customs, labor, social security, national housing fund and retirement system fund; (ii) any salary or fringe benefit owed to any of the Employees accrued prior to the execution hereof, including without limitation, salaries, fringe benefits, christmas and vacation bonuses, indemnities and other labor liabilities, on the understanding that such labor liabilities shall not include any amounts due by the Company to any of the Employees derived from seniority of such Employees as well as the Company's labor liabilities derived from the Employer Substitution Agreement; and (iii) any kind of liabilities, liens or encumbrances in connection with the Shares.

                  (C) Buyer shall indemnify and hold Seller harmless of any and all kinds of claims, lawsuits, costs, expenses (including reasonable attorneys' fees), damages and/or consequential damages arising from the Employer Substitution Agreement, including but not limited to salaries, fringe benefits, christmas and vacation bonuses, indemnities and other labor liabilities of Buyer pursuant to the Employer Substitution Agreement.

                  (D) Without prejudice of the provisions in paragraphs (A), (B) and (C) herein, in the event an indemnification pursuant to said paragraphs arises from a lawsuit or a claim from a third party, the party obliged to pay an indemnification pursuant to paragraphs (A), (B) or (C) herein (hereinafter referred to as the "OBLIGED PARTY") will

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have the right to defend itself pursuant to the following provisions:

                  (i) The party receiving the lawsuit or claim (hereinafter referred to as the "DEFENDANT") shall deliver copy of said lawsuit or claim to the Obliged Party at least 5 (five) working days before the term to challenge said lawsuit is due. In the event the Company is the one receiving the lawsuit or claim, it will be understood that Buyer is the Defendant for the purposes set forth herein.

                  (ii) The Obliged Party must give written notice to Defendant on the next working day after the date it received copy of the lawsuit or claim, stating if it wishes to defend itself, in which case it shall appoint the person in charge to file for defense.

                  (iii) In the event the Obliged Party notifies the Defendant its willingness to defend itself, the Defendant will cause the Company to grant the necessary powers of attorney to the persons appointed by the Obliged Party for the purposes of filing for defense. Defendant will provide the necessary elements for the defense as requested by the Obliged Party and will not negotiate any settlement or agreement with claimant without the approval from the Obliged Party.

                  (iv) In the event the Obliged Party files for defense, Defendant's participation in the corresponding trail will be at its own expense.

                  (v) In the event the Defendant does not deliver a copy of the lawsuit or claim pursuant to paragraph (i) herein or settles with claimant without the Obliged Party's approval, the Obliged Party will be relieved from its indemnification obligations under paragraphs (A), (B) or (C) herein.

                  SIXTH. ASSIGNMENT. The parties agree that they shall not assign by any means the rights and obligations provided for herein, without the prior written consent of the other party.

                  SEVENTH. EXPENSES. Except for anything to the contrary herein, the parties agree that they will each bear their own expenses incurred in connection with this Agreement and the transactions described herein.

                  EIGHTH. TAXES. The parties agree that any tax levied over the transactions described herein will be paid by the corresponding party pursuant to applicable law.

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                  NINTH. AMENDMENTS. Any amendments to the terms and conditions herein will be made in a writing signed by the parties hereto.

                  TENTH. EXHIBITS. The Exhibits described in this Agreement constitute an integrated part of same. Such Exhibits are the following:

Exhibit "I.d.(a)"                 List of goods, office furniture, computers,
                                  stationary, vehicles, materials and other
                                  tangible assets of the Company

Exhibit "I.d.(b)"                 List of intangible assets, licenses, operation
                                  permits and industrial property rights

Exhibit "I.f."                    Lawsuits, claims, procedures, actions or
                                  investigations in connection with the Company,
                                  the Shares and the Assets

Exhibit "I.g."                    List of outstanding agreements entered into by
                                  the Company

Exhibit "I.h"                     List of savings and bank accounts, trust
                                  accounts or safety deposit boxes, and the name
                                  of all persons authorized to draw thereon or
                                  have access thereto

Exhibit "I.i.(a)"                 Audited Financial Statements as of December
                                  31, 1997

Exhibit "I.i.(b)"                 Financial Statements as of June 30, 1998

Exhibit "I.k.(a)"                 Exceptions to the fulfillment of obligations
                                  before fiscal, customs, social security,
                                  workers housing fund or retirement system
                                  authorities

Exhibit "I.k.(b)"                 Procedures against the Company in connection
                                  with the payment of taxes

Exhibit "I.l."                    List of bargaining agreements entered into
                                  with the respective Unions

Exhibit "I.m."                    Amendments to salaries and fringe benefits of
                                  the Employees as of April 1, 1998

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
Exhibit "I.n."                    Copy of the Employer Substitution Agreement

                  TENTH. NOTICES. All notices that the parties wish to make or which must be made in connection with this Agreement, must be in writing and each party should obtain evidence that the notice was received by the other party. For that purpose and until further a notice of a new address is made, the parties state as their addresses the following:

"SELLER"

Vendor, S.A. de C.V.
Vasco de Quiroga 2000 Ed. "A" Piso 4
Lomas de Santa Fe
01210 Mexico, D.F.
Attention: Mr. Gilberto Perezalonso
Phone No.: (525) 261-2519
Facsimile: (525) 261-2518

WITH A COPY TO :

Mijares, Angoitia, Cortes y Fuentes, S.C.
Prado Norte No. 305
Col. Lomas de Chapultepec
11000 Mexico, D.F.
Attention: Mr. Alfonso de Angoitia
Phone No.:(525) 520-0771
Facsimile:(525) 520-1065

"BUYER"

Outdoor Systems Mexico, S.A. de C.V.
Paseo de los Tamarindos 400
Torre B, Piso 8
Bosques de las Lomas
Mexico, D.F. 05120
Attention: Mr. Jorge Cervantes Trejo
Phone No.: (525) 267-4500
Facsimile: (525) 267-5498

WITH A COPY TO:

Outdoor Systems, Inc.
2502 Black Canyon Highway
Phoenix, Arizona 85009
Attention: Mr. Arturo Moreno
Phone No.: (602) 248-8181
Facsimile: (602) 433-2482

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
Jauregui, Navarrete, Nader y Rojas, S.C.
Paseo de los Tamarindos 400
Torre B, Piso 8
Bosques de las Lomas
Mexico, D.F. 05120
Attention: Mr. Miguel Jauregui Rojas
Phone No.: (525) 267-4500
Facsimile: (525) 267-5498

                  ELEVENTH. APPLICABLE LAW. The parties agree that this Agreement will be governed by the laws of Mexico, Federal District.

                  TWELFTH. JURISDICTION. For the performance and enforcement of this Agreement the parties expressly submit to the jurisdiction of the competent courts located in Mexico, Federal District, expressly waiving their rights to any other jurisdiction that may apply to them by reason of their present or future domiciles or for any other reason.

                  The parties, acknowledging the terms and legal conditions of each and every Declaration and Clause of this Stock Purchase Agreement, have caused its execution in four copies in the city of Mexico, Federal District, on July 1, 1998.

"SELLER"                                    "BUYER"

Vendor S.A. de C.V.                         Outdoor Systems
                                            Mexico, S.A. de C.V.



By:                                         By:
   --------------------------                  --------------------------------
Name: Gerardo Candano Conesa                Name: Luis A. Duarte Coppel
Title: Attorney-in-fact                     Title: Attorney-in-fact



By:
   --------------------------
Name: Hugo Chapa Gamboa
Title Attorney-in-fact

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                            CERTIFICATE OF SECRETARY
                                       OF
                              OUTDOOR SYSTEMS, INC.

         I hereby certify that Outdoor Systems, Inc. has taken reasonable measures to ensure that the English translation of the Stock Purchase Agreement, dated June 4, 1998, to which this Certificate is attached, is a fair and accurate English translation of the original Spanish language document.

Dated: July 16, 1998



                                       /s/ Bill M. Beverage
                                       ----------------------------------------
                                           Bill M. Beverage
                                           Secretary of Outdoor Systems, Inc.

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